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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): January 20, 2005

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                               PORTALPLAYER, INC.
             (Exact name of registrant as specified in its charter)

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          Delaware                     000-51004                 77-0513807
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                    Identification Number)


            3255 Scott Boulevard, Bldg. 1
               Santa Clara, California                             95054
      (Address of principal executive offices)                  (Zip Code)

                                 (408) 521-7000
              (Registrant's telephone number, including area code)

                                       N/A
         (Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))
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TABLE OF CONTENTS

Item  2.02.  Results of Operations and Financial Condition.
Item  9.01.  Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1

Item 2.02. Results of Operations and Financial Condition.

     The information in this Current Report is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     On January 20, 2005, PortalPlayer, Inc. (the "Company") issued a press release regarding the Company's financial results for its fourth quarter and year ended December 31, 2004. The full text of the Company's press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

      (c)   Exhibits.

            Exhibit No.                Description
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            99.1         Press release dated January 20, 2005



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                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 20, 2005                  PORTALPLAYER, INC.

                                        By:   /s/ Svend-Olav Carlsen
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                                              Svend-Olav Carlsen
                                              Vice President and Chief
                                                   Financial Officer


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                                  EXHIBIT INDEX


         Exhibit No.                           Description
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            99.1                   Press release dated January 20, 2005